Exhibit 99.1

EJF ACQUISITION CORP.

Proxy for Extraordinary General Meeting of Shareholders on [●], 2022
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Kevin Stein and Thomas Mayrhofer, and each of them, with full power of substitution and power to act alone, as proxies to vote all the Class A and Class B ordinary shares of EJF Acquisition Corp. ("EJF"), a Cayman Islands exempted company, that the undersigned is entitled to vote at the Extraordinary General Meeting of Shareholders of EJF, to be held [●], 2022 at https://[●] and in person at [●], and at any adjournments or postponements thereof, as follows:

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

Notwithstanding the order in which the resolutions are set out herein, EJF may put the resolutions to the Extraordinary General Meeting in such order as it may determine.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU RETURN A SIGNED AND DATED PROXY CARD BUT NO SPECIFIC DIRECTION IS GIVEN AS TO THE RESOLUTIONS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" RESOLUTIONS 1 THROUGH 3.

(Continued and to be signed on the reverse side)

EXTRAORDINARY GENERAL MEETING, OF SHAREHOLDERS OF

EJF ACQUISITION CORP.

[               ], 2022

NOTICE OF AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at https://[●]

Please date, sign and mail
your proxy card in the
envelope provided or vote by internet as soon
as possible. Your internet vote authorizes the named
proxies to vote your shares in the same manner as if
you marked, signed and returned your proxy card.

 PLEASE DETACH Along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RESOLUTIONS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
			FOR	AGAINST	ABSTAIN
1.
Resolution No. 1 - The Business Combination Resolution  - RESOLVED, as an ordinary resolution, that EJF Acquisition Corp.’s (“EJFA”) entry into the Agreement and Plan of Merger, dated as of September 15, 2021 (the “Merger Agreement”), by and among EJFA, Pagaya Technologies Ltd. (“Pagaya”) and Rigel Merger Sub Inc. (“Merger Sub”), a copy of which is attached as Annex A to the proxy statement/prospectus, pursuant to which, among other things, Merger Sub will merge with and into EJFA, with EJFA surviving the merger as a wholly-owned subsidiary of Pagaya, which will become the parent/public company following the business combination, in accordance with the terms and subject to the conditions of the Merger Agreement, and the transactions contemplated by the Merger Agreement, be approved, ratified and confirmed in all respects.
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2.
Resolution No. 2 - The Merger Resolution - RESOLVED, as a special resolution, that the Plan of Merger be authorized, approved and confirmed in all respects, that EJF Acquisition Corp. be and is hereby authorized to enter into the Plan of Merger, and that the merger of Rigel Merger Sub Inc. with and into EJF Acquisition Corp., with EJF Acquisition Corp. surviving the merger as a wholly-owned subsidiary of Pagaya Technologies Ltd., be authorized, approved and confirmed in all respects.
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3.
Resolution No. 3 - The Adjournment Resolution - RESOLVED, as an ordinary resolution, that the adjournment of the Special Meeting to a later date or dates be approved: (A) to the extent necessary to ensure that any required supplement or amendment to the accompanying proxy statement/prospectus is provided to shareholders, (B) in order to solicit additional proxies from shareholders in favor of one or more of the proposals at the Special Meeting, or (C) to seek withdrawals of redemption requests from shareholders.
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To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date	Signature of Shareholder	Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.